May 18, 2011

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Eaton Vance Growth Trust (1933 Act File No. 2-22019) on behalf of
Eaton Vance Asian Small Companies Fund
Eaton Vance Greater China Growth Fund
(collectively the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated May 2, 2011, to the Prospectus, dated January 1, 2011, for the Funds. The purpose of the filing is to submit the 497(e) filing dated May 2, 2011 in XBRL for the Fund.

If you have any questions concerning the foregoing, kindly call the undersigned at (617) 672-8539.

Very truly yours, /s/ Elizabeth Prall Elizabeth Prall Assistant Vice President